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                             EXHIBIT 10(III)(A)(5)


                                  INTRAV, INC.

                          AMENDED INCENTIVE STOCK PLAN



      1. PURPOSE. The purpose of the INTRAV, Inc. Incentive Stock Plan (the "Plan") is to aid in attracting and retaining strong management capable of assuring the future success of INTRAV, Inc. (the "Company"). The Plan is designed to secure for the Company and its shareholders the benefits inherent in common stock ownership by the key employees of the Company, who are largely responsible for the Company's future growth and continued financial success; and to afford such persons the opportunity to obtain or increase a proprietary interest in the Company on a favorable basis and, thereby, to have an opportunity to share in its success.

      2.   DEFINITIONS.

           As used in this Plan, the following words shall have the following meanings:

           (a) "Board of Directors" means the Board of Directors of the Company;

           (b) "Code" means the Internal Revenue Code of 1986, as amended. Reference to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements or supersedes that section.

           (c)  "Common Stock" means common stock of the Company;

           (d) "Disinterested Person" shall have the meaning set forth in Rule 16b-3(c)(2)(i) of the Securities Exchange Act of 1934, as amended.

           (e) "Incentive Stock Option" means an option to purchase shares of Common Stock at the times and at the price determined by the Administrator in accordance with Paragraph 7 which is intended to qualify as an incentive stock option as defined in Section 422 of the Code;

           (f) "Nonqualified Stock Option" means an option to purchase shares of Common Stock at the times and at the price determined by the Administrator in accordance with Paragraph 7 which is not intended to qualify as an Incentive Stock Option;

           (g) "Option" means an Incentive Stock Option or Nonqualified Stock Option;


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           (h)  "Outside Director" means a member of the Board of Directors who is not an employee of the Company.

           (i) "Participant" means an employee of the Company or its subsidiaries or an Outside Director who has been awarded Benefits under the Plan.

           (j) "Restricted Stock" means Common Stock that is subject to certain restrictions on its disposition and rights of the Company to reacquire the stock upon the occurrence of certain events during a specified period as determined by the Administrator in accordance with Paragraph 8;

           (k) "Subsidiary" means any corporation, partnership, joint venture or business trust, fifty percent (50%) or more of the control of which is owned, directly or indirectly, by the Company; provided that for the purpose of Incentive Stock Options "Subsidiary" shall have the same meaning as the term "subsidiary corporation," as defined in Section 425 of the Code; provided further that "Subsidiary" includes any entity or arrangement that first becomes described in this subparagraph after the effective date of this Plan.

           (l) "Reporting Person" means any person who is the beneficial owner, directly or indirectly, of more than ten percent (10%) of any class of equity securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended; any director or officer of the issuer of such securities; and any person specified in Section 17(a) of the Public Utility Holding Company Act of 1935 or Section 30(f) of the Investment Company Act of 1940.

      3.   ADMINISTRATION.

           (a) General. The Plan shall be administered by the Board of Directors or by a committee or committees appointed by the Board of Directors as Administrator of the Plan. The Board of Directors may appoint a committee to act as Administrator with respect to one or more classes of employees, and another committee or committees to act as Administrator with respect to other classes of employees; or appoint a committee to serve as Administrator with respect to one category of benefits, and another committee to serve as Administrator with respect to a different category of benefits.

           (b) Reporting Persons. Anything in subparagraph (a) of this Paragraph 3 to the contrary notwithstanding, selection of Reporting Persons for participation in the Plan and decisions concerning the timing, pricing, and amount of a grant or award to Reporting Persons must be made solely by a committee of two or more directors, each of whom is a Disinterested Person.

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           (c)  Administrator.  References throughout this Plan to the
"Administrator" shall refer to (i) the administrative committee described in subparagraph (b) of this Paragraph, with respect to selection of Reporting Persons for participation in the Plan and decisions concerning the timing, pricing, and amount of a grant or award to Reporting Persons; and (ii) the Board of Directors or the committee or committees described in subparagraph
(a) of this Paragraph, with respect to all other administrative functions. Subject to the provisions of this Plan, the Administrator shall have exclusive authority to interpret and administer the Plan, to establish appropriate rules relating to the Plan, to select persons to receive awards under the Plan, to grant Incentive Stock Options, Non-qualified Stock Options and Restricted Stock in accordance with the Plan, to delegate its authority and duties under the Plan and to take all such steps and make all such determinations in connection with the Plan and the Incentive Stock Options, Nonqualified Stock Options and Restricted Stock as it may deem necessary or advisable.

      4.   ELIGIBILITY.

           Key employees of the Company and Outside Directors, who are responsible for contributing to the management and the profitability of the business of the Company, are eligible for awards under the Plan. The Administrator shall from time to time determine and designate the employees and Outside Directors who shall receive awards under the Plan, and the number of Incentive Stock Options, Nonqualified Stock Options and the Restricted Stock to be awarded to each such person. In making any such award, the Administrator may take into account the nature of services rendered by the person, the capacity of the person to contribute to the success of the Company, and other factors that the Administrator may consider relevant.

      5.   TYPES OF BENEFITS.

           Benefits that may be awarded under the Plan include (a) Incentive Stock Options; (b) Nonqualified Stock Options; and (c) Restricted Stock, as described in this Plan ("Benefits").

           The Administrator may: (a) make the grant of Benefits conditional upon an election by a Participant to defer payment of a portion of his compensation; (b) give a participant a choice between two Benefits or combinations of Benefits; (c) award Benefits in the alternative so that acceptance of or exercise of one Benefit cancels the right of a Participant to another; and (d) award Benefits in any combination or combinations and subject to any condition or conditions consistent with the terms of the Plan that the Administrator in its sole discretion shall determine.

           The Administrator in its discretion may offer Outside Directors the option to elect to receive all or any portion of their fees for services on the Board of Directors in the

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form of Restricted Stock in lieu of cash on such terms and conditions as the
Administrator shall determine.

      6.   SHARES SUBJECT TO PLAN.

           Subject to the provisions of Section 9 (relating to adjustment for changes in capital stock), the maximum number of shares that may be issued under this Plan shall not exceed in the aggregate 750,000 shares of Common Stock. Such shares may be unissued shares, or issued shares that have been reacquired. If any Incentive Stock Options or Non-Qualified Stock Options granted under the Plan shall for any reason terminate or expire, or be surrendered without having been exercised in full, the shares not purchased under such options shall be available again for option or grant under the Plan. If any Restricted Stock is granted hereunder, such shares shall be available again for option or grant under the Plan even though such shares are forfeited prior to the end of the Restricted Period.

           Notwithstanding the above, the maximum number of shares that may be awarded in any calendar year to a "covered employee" for such year, as defined in Section 162(m) of the Code, shall not exceed 500,000 shares (as adjusted in accordance with Paragraph 9).

      7.   STOCK OPTIONS.

           The Administrator from time to time may grant options ("Options") to Participants to purchase shares of Common Stock from the Company. An Option may be granted in the form of an "Incentive Stock Option," which is intended to qualify as an incentive stock option within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or in the form of a "Non-Qualified Stock Option," which is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code. Each Participant who is awarded a Stock Option shall enter into an agreement with the Company in a form specified by the Administrator agreeing to the terms and conditions of the award and such other matters consistent with the Plan as the Administrator in its sole discretion shall determine. Option agreements need not be identical, but each Option agreement shall include the substance of all of the provisions set forth in subsections (a) through (e) below:

           (a) The purchase price shall be payable in full in cash upon exercise of the Option. In lieu of cash a Participant may, to the extent permitted by and subject to the conditions contained in the terms of the Option agreement, make payment in whole or in part by tendering shares of Common Stock of the Company valued at fair market value on the date of exercise, or in the form of any other property or note permitted by the Option agreement.

           (b) An Option shall not be transferable by the individual to whom granted except by will or by the laws of descent and distribution; and may be exercised during the

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individual's lifetime only by such individual or, in the case of a
Non-Qualified Option, such individual's guardian or legal representative.

           (c) The Administrator in its discretion may provide in any Option agreement that the Option shall be exercisable in full at any time or from time to time during the term of the Option, or may provide for the exercise of the Option in such installments and at such times during the term of the Option as the Administrator may determine; provided however that no option granted to a Reporting Person shall be exercisable for at least six months from the date of acquisition of the Option.

           (d) The maximum term of an Option shall be ten years from the date it was granted, except that the maximum term of an Incentive Stock Option granted to a person who owns more than ten percent of the total combined voting power of all classes of the stock of the Company shall be five years.

           (e) The purchase price of the shares covered by each Option shall be not less than 100% of the fair market value of the stock subject to the Option at the time the Option is granted. Fair Market Value means the closing price on the Nasdaq National Market or any other stock exchange on which shares of Common Stock are traded on the valuation date, and if there is no sale of such shares on such date, the price determined by the Administrator.

           (f) The aggregate fair market value (as determined by the Administrator as of the time an Incentive Stock Option is granted) of the Common Stock covered by an Incentive Stock Option awarded a Participant under the Plan (or any plan of a parent corporation or Subsidiary) that becomes exercisable for the first time during any calendar year shall not exceed One Hundred Thousand Dollars ($100,000.00) or such other maximum applicable to Incentive Stock Options as may be in effect from time to time under the Code.

           (g) No Incentive Stock Option shall be awarded after the day preceding the tenth anniversary of the effective date of the Plan.

           (h) No person entitled to exercise any Option granted under the Plan shall have any of the rights or privileges of a shareholder of the Company with respect to shares issuable upon exercise of such Option until certificates representing such shares shall have been issued and delivered to such person.

           (i) An Incentive Stock Option may be granted only to a person who is an employee of the Company at the time of the grant.

      8.   RESTRICTED STOCK.

           Restricted Stock consists of Common Stock that is subject to certain restrictions

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on the disposition of such share and rights of the Company to reacquire the share upon specified terms upon the occurrence of certain events during a specified period, as determined by the Administrator. Each Participant who is awarded Restricted Stock shall enter into an agreement with the Company in a form specified by the Administrator agreeing to the terms and conditions of the award and such other matters consistent with the Plan as the Administrator in its sole discretion shall determine.

           Restricted Stock may not be sold, transferred, pledged or otherwise encumbered during a Restricted Period. A Restricted Period shall commence on the date of the award and end at such later date as the Administrator may designate at the time of the award. In the case of a Participant subject to Section 16 of the 1934 Act, the Restricted Period shall be at least six months after acquisition of the Restricted Stock, except in case of death or disability. A Participant shall have the entire beneficial ownership and most of the rights and privileges of a shareholder with respect to Restricted Stock awarded to him, including the right to receive dividends and the right to vote such Restricted Stock.

           The Administrator in its sole discretion from time to time may establish the terms and conditions under which Restricted Stock shall be forfeited by the Participant during the Restricted Period.

           Notwithstanding anything in this Section to the contrary, the Administrator may make an award of "phantom stock credits" to any Participant which shall serve as a basis for an award of Restricted Stock at a later point in time.

           The Participant shall not be entitled to delivery of the certificate representing shares of Common Stock until the expiration of the Restricted Period applicable to such Restricted Stock.

      9.   ADJUSTMENT UPON CHANGES IN STOCK.

           If any change is made in the shares of Common Stock of the Company by reason of any merger, consolidation, separation, reorganization, partial or complete liquidation, stock dividend, stock split, combination of shares, recapitalization, change in corporate structure, or otherwise, appropriate adjustments shall be made by the Administrator to the kind and maximum number of shares subject to the Plan and the kind and number of shares and price per share of stock subject to each outstanding Benefit. Any increase in the shares, or the right to acquire shares, as the result of such an adjustment shall be subject to the same terms and conditions that apply to the Benefit for which such increase was received. No fractional shares of Common Stock shall be issued under the Plan on account of any such adjustment, and rights to shares always shall be limited after such an adjustment to the lower full share.

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      10.  AMENDMENT OF THE PLAN.

           The Board of Directors of the Company may at any time amend the Plan, provided that the Board may not, without approval (within twelve months before or after the date of such change) of such number of the stockholders as may be required by federal income tax or federal securities laws for any particular amendment: (a) increase the maximum number of shares of Common Stock in the aggregate which may be issued under the Plan, except as may be permitted under the adjustment provisions of Section 9, (b) change the class of persons eligible to participate in the Plan, or (c) adopt any other amendment for which shareholder approval is required by federal income tax or federal securities laws. The Board of Directors may not alter or impair any Benefit previously granted under the Plan without the consent of the person to whom the Benefit was granted.

      11.  TERMINATION OF THE PLAN.

           The Plan shall terminate upon the expiration of the ten year period which commences on the earlier of (a) the date the Plan is adopted by the Board of Directors of the Company, or (b) the date on which the Plan is approved by the stockholders of the Company; provided, however, that the Board of Directors may terminate or suspend the Plan at any time. No Benefit shall be awarded after termination of the Plan.

           Rights and obligations under a Benefit awarded while the Plan is in effect shall not be altered or impaired by termination or suspension of the Plan except by consent of the person to whom the Benefit was awarded.

      12.  WITHHOLDING TAX.

           The Company shall have the right to withhold with respect to any distribution made to Participants under the Plan any taxes required by law to be withheld because of such distribution (the "Tax Requirements"). The Administrator may require or permit a Participant to satisfy any Tax Requirements with Company stock. If the Administrator permits a Participant to satisfy the Tax Requirements in Company stock, the election by a Participant to do so shall be made prior to the date the withholding obligation arises (the "Tax Date"), shall be irrevocable and shall be subject to the disapproval of the Administrator. Additionally, if a Participant is subject to Section 16 of the 1934 Act the Participant's election (a) may not be made until at least six months after the award to which it relates except in the case of death or disability; and (b) must be made six months prior to the Tax Date or during the period beginning on the third business day following the date of release for publication of quarterly and annual summary statements of sales and ending on the twelfth business day following the date of such release.

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      13.  RULES OF CONSTRUCTION.

           The terms of the Plan shall be construed in accordance with the laws of the State of Missouri, provided that the terms of the Plan as they relate to Incentive Stock Options shall be construed first in accordance with the meaning under and in a manner that will result in the Plan satisfying the requirements of the provisions of the Code governing incentive stock options.

      14.  COMPLIANCE WITH 1934 ACT.

           With respect to persons subject to Section 16 of the 1934 Act, transactions under this Plan are intended to comply with all applicable provisions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the Plan or action by the Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Administrator.

      15.  NONTRANSFERABILITY.

           Each Option or similar right granted under this Plan shall not be transferable other than by will or the laws of descent and distribution, and shall be exercisable during the holder's lifetime only by the holder or the holder's guardian or legal representative.

      16.  EFFECTIVE DATE.

           The Plan shall become effective as of the date it is adopted by the Board of Directors of the Company subject only to approval by the holders of a majority of the outstanding voting stock of the Company within twelve
(12) months before or after the adoption of the Plan by the Board of Directors.

      17.  STOCK APPRECIATION RIGHTS (SARs).

           (a) A Stock Appreciation Right (SAR) is the right of the Participant to receive all or a portion of the difference between the fair market value of a share of common stock at the time of exercise of the SAR and the exercise price of the SAR established by the Administrator. Such difference may be payable in cash, or in common stock, as determined by the terms of the SAR Agreement.

           The Administrator from time to time may grant SARs to Participants exercisable upon such terms and conditions as the Administrator may establish at the time of the grant of the SAR. Each Participant who is awarded a SAR shall enter into an agreement with the Company in a form specified by the Administrator agreeing to the terms and conditions of the award and such other matters consistent with the Plan as the Administrator at its sole discretion shall determine.

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           (b)  A SAR granted pursuant to this Section to a person subject to Section 16 of the 1934 Act (i) shall not be exercisable for at least six months from the date of the grant; (ii) shall not be transferable other than by will or the laws of descent and distribution; and (iii) shall be exercisable during the Participant's lifetime only by the Participant or the Participant's guardian or legal representative.

           (c) A Participant subject to Section 16 of the 1934 Act may surrender an option pursuant to this Section only during the period beginning on the third business day following the date of release for publication of quarterly and annual summary statements of sales and earnings and ending on the twelfth business day following the date of such release.

           (d) The following additional provisions shall be applicable to any SAR granted in tandem with an Incentive Stock Option where the exercise of the SAR affects the right to exercise the Incentive Stock Option:

                (i) The SAR may not be exercised at any time after the expiration or termination of the underlying Incentive Stock Option;

                (ii) The SAR may be for no more than the difference between the exercise price of the underlying Incentive Stock Option and the market price of the common stock subject to the underlying option at the time the SAR is exercised;

                (iii) The SAR is transferable only when the underlying Incentive Stock Option is transferable, and under the same conditions;

                (iv) The SAR may be exercised only when the underlying Incentive Stock Option may be exercised; and

                (v) The SAR may be exercised only when the market price of the common stock subject to the underlying Incentive Stock Option exceeds the exercise price of the Incentive Stock Option.

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